UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2009 (March 3, 2009)

Lifevantage Corporation
 (Exact name of registrant as specified in its charter)

Colorado	000-30489	90-0224471
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11545 W. Bernardo Court, Suite 301, San Diego, California	92127
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 312-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 3, 2009, Lifevantage Corporation (the “Company”) held a meeting with certain potential investors to give a business presentation regarding a potential investment in the Company (“Presentation”). The Presentation is attached as Exhibit 99.1 hereto. The Company intends to give the Presentation to other potential investors in additional meetings.

On March 4, 2009, David Brown, the President and CEO of the Company, gave the Presentation at the EdgeWater Micro Cap Conference at the Green Valley Ranch Resort, in Las Vegas, Nevada.

The Presentation is attached as Exhibit 99.1 hereto, which is furnished under Item 7.01 of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Exhibits

99.1 March 2009 Business Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 4, 2009

LIFEVANTAGE CORPORATION

By: /s/ Bradford K. Amman
       Bradford K. Amman
       Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	March 2009 Business Presentation